UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2007

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    370 Woodcliff Drive, Suite 300, Fairport, NY  14450
  (Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On an ongoing basis, Constellation Brands, Inc. (the “Company”) seeks to maximize asset utilization, reduce costs and improve long-term return on invested capital throughout its international operations.  In connection with these efforts, on November 11, 2007, the Company committed to the principal features of a plan to streamline certain of its global operations in Australia, primarily by consolidating to its Berri Estates winery certain winemaking and packaging operations currently conducted at another Australian winery (the “Hardy Initiative”).  The Hardy Initiative includes the buy-out of certain grape processing and wine storage contracts and equipment relocation costs.  The Hardy Initiative also includes costs for employee terminations. The actions under the Hardy Initiative are expected to commence by November 19, 2007, and the Company currently expects the Hardy Initiative to be complete by the end of the Company’s first quarter of fiscal year 2010 which ends on May 31, 2009.

As further detailed in the table below, the Company expects to incur approximately $15.3 million of restructuring charges in connection with the Hardy Initiative and approximately $1.1 million of other related costs, all of which charges and costs will be recorded in the Company’s results of operations during the fiscal years ending February 29, 2008 (“Fiscal 2008”), February 28, 2009 (“Fiscal 2009”) and February 28, 2010 (“Fiscal 2010”).  Additionally, the Company expects to record accelerated depreciation of approximately $5.5 million during Fiscal 2008 and Fiscal 2009 for certain property, plant and equipment.  In connection with the Hardy Initiative, the Company expects to incur aggregate cash expenditures of approximately $16.4 million, primarily during Fiscal 2008 and Fiscal 2009, and an aggregate of approximately $5.5 million of non-cash costs during Fiscal 2008 and Fiscal 2009.  The following table sets forth the Company’s current expectations related to the Hardy Initiative:

	Estimated Pretax Charges During Fiscal 2008	Estimated Pretax Charges During Fiscal 2009	Estimated Pretax Charges During Fiscal 2010	Estimated Total
(in millions)
Restructuring charges:
Employee termination costs	$2.1	$1.1	$-	$3.2
Contract termination costs	8.5	-	-	8.5
Other associated costs	0.1	0.8	2.7	3.6
Total restructuring charges	10.7	1.9	2.7	15.3
Other related costs	-	1.1	-	1.1
Total cash costs	10.7	3.0	2.7	16.4

Accelerated depreciation (non-cash costs)	3.5	2.0	-	5.5

Total cash and non-cash costs	$14.2	$5.0	$2.7	$21.9

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.  All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s expected restructuring charges, other related costs, and accelerated depreciation, all of which are in connection with the Hardy Initiative, are forward-looking statements.  All forward-looking statements speak only as of the date of this Current Report on Form 8-K.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties:  the Company’s restructuring charges, other related costs, and accelerated depreciation, all of which are in connection with the Hardy Initiative, may vary materially from management’s current estimates of these charges and costs due to variations in anticipated headcount reductions, contract terminations and equipment relocation; and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2007, and other Securities and Exchange Commission filings.

Item 7.01.	Regulation FD Disclosure.

On November 12, 2007, the Company issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The release provided information about, among other items, the Company’s plans to streamline certain of its global operations and the Company’s updated financial guidance for the fiscal year ending February 29, 2008.  The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.  The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release of the Company dated November 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated November 12, 2007.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.